Exhibit 4.1

Number		Shares

AURUM EXPLORATIONS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF $0.001
NEVADA 50,000,000 SHARES COMMON STOCK AUTHORIZED,
PAR VALUE

CUSIP
SEE REVERSE
FOR
This		CERTAIN
certifies		DEFINITIONS
that
is the owner of

FULLY PAID AND NON-ASSESSABLE
SHARES OF COMMON STOCK OF

AURUM EXPLORATIONS, INC.
transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the
Articles of Incorporation and Bylaws of the Corporation,
as now or hereafter amended. This certificate is not valid
unless countersigned by the Transfer Agent. WITNESS
the facsimile seal of the Corporation and the signature
of its duly authorized officers

PRESIDENT	[SEAL]	SECRETARY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common	UNIF GIFT MIN ACT	Custodian
TEN ENT	as tenants by the entireties	(Cust)	(Minor)
JT TEN	as joint tenants with the right of	Act _________________________________
	survivorship and not as tenants		(State)
in common

Additional abbreviations may also be used though not in the above list.

For value received,		hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

shares of
the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________________ , Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN
EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE
GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions)

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY